SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                        1934 (Amendment No.      )
                                           ------

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [ XX ]

Check the appropriate box:

[XX] Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


                                ARROW FUNDS

(Name of Registrant as Specified In Its Charter)


                            Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[XX] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.Title of each class of securities to which transaction applies:

     2.Aggregate number of securities to which transaction applies:

     3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[  ] Fee paid previously with preliminary proxy materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



     1)Amount Previously Paid:
     2)Form, Schedule or Registration Statement No.:
     3)Filing Party:
     4)Date Filed:


                     P R E L I M I N A R Y  P R O X Y
                                ARROW FUNDS

                          ARROW EQUITY PORTFOLIO
                       ARROW FIXED INCOME PORTFOLIO
                     ARROW MUNICIPAL INCOME PORTFOLIO
                  ARROW GOVERNMENT MONEY MARKET PORTFOLIO
                  NOTICE OF JOINT MEETING OF SHAREHOLDERS
                         TO BE HELD APRIL 18, 1997

     A joint meeting (together with any adjournments or postponements, the "Meeting") of the shareholders of each Fund listed above (each such Fund individually referred to as a "Portfolio" or collectively as the "Portfolios") of ARROW FUNDS (the "Trust"), will be held on Friday, April 18, 1997. The meeting will be held at the offices of the Trust, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 at 2:00 P.M., April 18, 1997, for the purpose of considering and voting upon:

     (1) A proposal, in connection with the pending merger (the "Merger") of Mark Twain Bancshares, Inc., the parent company of Mark Twain Bank, the Trust's current adviser, into Mercantile Bancorporation Inc. ("MBI"), to approve a new Investment Advisory Contract (the "New Advisory Contract") (which provides for no increase in advisory fees) on behalf of each Portfolio between the Trust and Mississippi Valley Advisors Inc. (`MVA''), a wholly-owned subsidiary of Mercantile Bank National Association (`Mercantile''), the terms of which are substantially similar to the existing investment advisory contract between the Trust and Mark Twain Bank, subject to and effective upon the consummation of the Merger; and

     (2)  Such other matters as may properly come before the Meeting.

     The Trustees have fixed March 7, 1997, as the record date for determination of shareholders of each Portfolio entitled to vote at the Meeting on all matters relating to each such Portfolio. The related Proxy Statement describes the Merger, the New Advisory Contract and MVA.

     A Proxy solicited by the Trustees is enclosed herewith. Please mark, sign, date, and return the Proxy promptly in the enclosed business reply envelope. If you attend the Meeting, you may, if you wish, withdraw your Proxy and vote in person.

                              By Order of the Board of Trustees

                              John W. McGonigle
Dated: March 18, 1997               Secretary



   THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL
                       OF THE NEW ADVISORY CONTRACT.



IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN
 THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED
                                  STATES.

                                ARROW FUNDS

                          ARROW EQUITY PORTFOLIO
                       ARROW FIXED INCOME PORTFOLIO


                     ARROW MUNICIPAL INCOME PORTFOLIO
                  ARROW GOVERNMENT MONEY MARKET PORTFOLIO

                   FEDERATED INVESTORS TOWER, 19TH FLOOR
                    PITTSBURGH, PENNSYLVANIA 15222-3779
                              PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Trustees of Arrow Funds (the "Trust") for use at the joint meeting of shareholders of the funds listed above (each fund individually referred to as a "Portfolio" or collectively as the "Portfolios") to be held at the offices of the Trust, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 at 2:00 P.M., on Friday, April 18, 1997, (together with any adjournments or postponements thereof, the "Meeting"), for the purposes set forth in the accompanying Notice of the Meeting. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, Mark Twain Bank (the Trust's investment adviser), Federated Services Company (the Trust's transfer agent), and Federated Administrative Services (the Trust's administrator). Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of the Shares, and normal handling charges may be paid for such forwarding services. THE COST OF PREPARING AND MAILING THE NOTICE OF MEETING, PROXY CARDS, THIS PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIALS HAS BEEN OR WILL BE BORNE BY


MARK TWAIN BANCSHARES, INC. (`BANCSHARES'') AND/OR MERCANTILE
BANCORPORATION INC. (`MBI'').

     Mark Twain Bank, 8820 Ladue Road, St. Louis, Missouri 63124, presently serves as the Trust's investment adviser (the "Adviser" or "Mark Twain"). Federated Administrative Services, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (the "Administrator") provides administrative services for the Trust, and Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600 (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent and provides portfolio accounting services. The Trust's distributor and principal underwriter is Federated Securities Corp., Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (the "Distributor"). The Administrator, Transfer Agent, and Distributor are collectively referred to herein as the "Present Administration."

     Bancshares, the Adviser's parent company, has agreed to merge (the "Merger") into MBI, the parent company of Mercantile, pursuant to which the Adviser will be merged into MBI and its subsidiaries. It is presently expected that the Merger will be effective on or about April 25, 1997 (the "Effective Time"). Mercantile, a provider of financial services, conducts its various investment advisory activities through its subsidiary, Mississippi Valley Advisors Inc. ("MVA"). The principal office of MVA is located at One Mercantile Center, St. Louis, Missouri 63166. As of December 31, 1996, MVA managed, through its Investment Management Services, approximately $7.9 billion of investment assets ($1.9 billion in Balanced Funds, $2.4 billion in Equity Funds and $3.5 billion in Fixed Income Funds) for a wide range of institutional tax-exempt clients, including corporate, public, multi-employer, endowment/foundation portfolios and mutual funds.


Upon the approval of the proposed Investment Advisory Contract between the Trust and MVA (the "New Advisory Contract"), MVA will become the Trust's investment adviser. It is expected that the Present Administration will continue to provide services to the Trust.

     The vote required for the approval by each Portfolio of the New Contract is (i) 67% or more of the shares of the Portfolio present at the Meeting, if holders of more than 50% of the shares of such Portfolio outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of such Portfolio on the record date, whichever is less. Consequently, with respect to each proposal, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted as part of the base number of votes to be used in determining if the proposal has received the requisite number of votes for approval. Thus, an abstention or a broker non-vote will have the same effect as a vote "against" such proposal. Mark Twain and its affiliates intend to vote in their fiduciary capacity and discretion, sufficient shares of each Portfolio, to assure approval of the New Contract.

     Each shareholder of each Portfolio is entitled to one vote on each proposal per share held as of the record date (the "Shares"). In determining whether a quorum for any Portfolio exists at the Meeting for purposes of all matters to be voted on, votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases) and broker non-votes, with respect to the proposal receiving the most such votes (including abstentions and broker non-votes) of such Portfolio, will be counted. A majority of the outstanding Shares of each


Portfolio, respectively, represented in person or by proxy, is required to constitute a quorum for each such Portfolio at the Meeting.

     Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Meeting and gives verbal notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the Meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Trust. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the Meeting in the manner specified thereon. If the Proxy is properly executed and returned, but no choice is specified thereon, it will be voted in favor of the proposals described below.

     The Trust will provide, without charge and upon verbal or written request, to each shareholder of a Portfolio, a copy of the Portfolio's annual report for the fiscal year ended September 30, 1996. Written or telephone requests for such documents should be directed to the Arrow Funds, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, telephone: 1-(800) 866-6040.



VOTING SECURITIES AND PRINCIPAL HOLDERS

     On March 7, 1997, the following Portfolios of the Trust had outstanding the following number of shares of beneficial interest (the `Shares''), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

     Arrow Equity Portfolio                                 Shares
                                             --------------
     Arrow Fixed Income Portfolio                           Shares
                                             --------------
     Arrow Municipal Income Portfolio                            Shares
                                                  --------------
     Arrow Government Money Market Portfolio                     Shares
                                                  --------------

           Only shareholders of record at the close of business on March 7, 1997, will be entitled to notice of and vote at the Special Meeting.
Shares may be represented in person or by proxy. The Board of Trustees proposes to mail this Proxy Statement, the enclosed Notice of Meeting and the Proxy Card on or about March 18, 1997.

     The following list sets forth certain information concerning the only "persons" (as that term is defined by the Securities and Exchange
Commission) who are known by the Trust to be the beneficial owners of more than 5% of the Shares of any Trust Portfolio as of March 7, 1997.

                                     NUMBER OF         PERCENT
BENEFICIAL OWNER                     SHARES            OF CLASS
                                     BENEFICIALLY
                                     OWNED

                    [TO BE INSERTED ON THE RECORD DATE]
     Officers and Trustees own less than 1% of the outstanding shares of each Portfolio of the Trust.


                                PROPOSAL 1
              APPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT

THE ACQUISITION OF BANCSHARES BY MBI

     Mark Twain has served as Adviser to the Trust Portfolios pursuant to an Investment Advisory Contract dated September 1, 1992 (the "Present Contract"), a copy of which is attached to this Proxy Statement as Exhibit
A. The Board of Trustees renewed the Present Contract at its quarterly meeting held on August 20, 1996. Mark Twain is a wholly-owned subsidiary of Bancshares, a bank holding company registered under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), with its main office located 8820 Ladue Road, St. Louis, Missouri 63124. Bancshares conducts a wide range of commercial and personal banking activities through Mark Twain.

     On October 27, 1996, Bancshares and MBI entered into a definitive agreement whereby Bancshares would merge with MBI, a bank holding company headquartered in St. Louis (the "Merger"). Consummation of the transactions contemplated by the Merger, including the Merger, will cause the Adviser to be merged with and into MBI and its subsidiaries. The change in ownership of the Adviser, would automatically terminate the Present Contract in accordance with its terms as required by the Investment Company Act of 1940 (the "1940 Act"). Accordingly, the New Contract is being proposed for approval by the shareholders of each Portfolio in order to ensure continuity in the provision of investment advisory services to the Trust.


     There are various conditions precedent to the consummation of the Merger including approval of federal and state regulatory authorities. The Merger may be terminated and the Merger abandoned at any time prior to the Effective Time by the mutual consent of Bancshares and MBI or upon the occurrence of other events specified in the Merger agreement. Bancshares' shareholders meeting will be held on April 22, 1997.

APPROVAL OF THE NEW ADVISORY CONTRACT

     The Trustees are proposing that shareholders of each Portfolio approve the New Advisory Contract with MVA, to become effective as of the Effective Time of the Merger. A description of the New Advisory Contract, MVA, and the services to be provided by MVA thereunder is set forth below. The description of the New Advisory Contract is qualified in its entirety by reference to the form of the New Advisory Contract attached to this Proxy Statement as Exhibit B.

     As more fully described below, the terms of the New Advisory Contract are substantially similar in all material respects to the Present Contract. Examples of differences between the Contracts include: (i) the change in investment adviser, and (ii) the effective date which, in the case of the New Advisory Contract, will be the date of the Effective Time of the Merger of Bancshares into MBI. It is currently expected that the Effective Time will occur on or before April 25, 1997. The New Advisory Contract provides for no increase in advisory fees payable by any Portfolio.

     At a meeting held on February 27, 1997, the Trustees, including a majority of the Trustees who are not interested persons, as that term is defined in the 1940 Act, of the Trust and who will not be interested persons of MVA (the "Non-Interested Trustees"), approved the New Contract. By approving the New Contract, the Trustees have acted in what they believe to be the best interest of the shareholders of the Trust. In connection with the approval of the New Contract, the Trustees considered the absence of material changes in the overall form of the Present Contract, the investment advisory fees, or any Portfolio's investment objectives or policies. The Trustees also took into account the financial strength of MBI, the management, personnel, experience and operations of MBI and its affiliates, the commitment of MBI and its affiliates to the financial services industry, and the fact that MVA is an affiliate of MBI. The Trustees based their determinations in this regard on discussions with representatives of MVA at the meeting and a review of materials presented by MVA in connection with the meeting. These materials included MBI's annual and quarterly reports, various documents outlining the history and current operations of MBI and MVA, as well as opportunities for the Portfolios within this structure and the experience of the MBI organization, particularly MVA's Investment Management Services. Finally, the Trustees considered the management, personnel, and operations contemplated with respect to MVA following the Merger.


INFORMATION ABOUT THE PRESENT ADVISER AND THE NEW ADVISER

Mark Twain

     Mark Twain Bank is a Missouri state chartered bank headquartered in St. Louis, Missouri, that is a member of the Federal Reserve System. As of September 30, 1996, Mark Twain managed approximately $1.4 billion on a discretionary basis and provided custody services for additional assets in excess of $1.4 billion. Mark Twain has served as Adviser to the Trust since its inception in 1992, but was not previously an investment adviser to a mutual fund.

     The following employees of Mark Twain are principally responsible for the day-to-day management of the Portfolios. Mr. Carl C. Enloe has managed the Equity Portfolio since its inception, December 1992. Mr. Enloe joined Mark Twain Bank, the Fund's adviser, in 1987, as head of investments.
Prior to joining Mark Twain, he was head of investments at another major Missouri bank for 17 years. He served as senior portfolio manager at a private investment company and an analyst at a member New York Stock Exchange firm. He is a graduate of the University of Missouri.

     Mr. Randy J. Schofield has managed the Fixed Income Portfolio and the Government Money Market Portfolio since their inception, December 1992.
Mr. Schofield joined Mark Twain Bank in 1992, as Vice President of the Fund's investment adviser. Prior to joining Mark Twain, he was head of the investment department at a Missouri trust company for six years. Mr. Schofield received his B.S. and B.A. from Central Missouri State University.

     Mr. Larry E. Kaestner has managed the Municipal Income Portfolio and Government Money Market Portfolio since their inception, February 1, 1993. Mr. Kaestner joined Mark Twain Bank in 1988 as Vice President. Mr. Kaestner has in excess of 20 years of investment advisory and portfolio management experience, including investment positions at two other major financial institutions. Mr. Kaestner is a graduate of Southern Illinois University.


     It is presently anticipated that Messrs. Schofield and Kaestner will not be involved in the day-to-day management of the Portfolios after consummation of the Merger and execution of the New Contract. For a description of the individuals who will be responsible for the day-to-day management of the Portfolios under the New Advisory Contract, see `Information About the Present Adviser and the New Adviser -MVA.''

     The principal executive officers and directors of Mark Twain are listed in the table below. The business address of each such individual is Mark Twain Bank, 8820 Ladue Road, St. Louis, Missouri 63124.



                                         Other Substantial
               Position with Mark      Business, Profession,
Name           Twain Bank          Vocation or Employment

Peter F. Benoist                   Chairman and Director    Executive Vice
                                   President, Mark Twain Bancshares, Inc.
                                   (1984-Present); Chairman, Mark Twain
                                   Kansas City Bank (1992-Present);
                                   Formerly, President, Mark Twain Bank
                                   (1986-1989); Director, President and
                                   Member of the Executive Committee,
                                   Ecumenical Housing Production Corp.;
                                   Director and Vice Chairman, St. Louis
                                   Priory; Trustee, Maryville University;
                                   Director, St. Louis Equity Fund.


Robert F. Borchert                 President

Morton R. Bearman                  Director  President, Bearman Properties.

Robert L. Boland                   Director  President, Robert L. Boland,
                                   Inc.

Edmund J. Boyce, Jr.               Director  Chairman and Chief Executive
                                   Officer, Innsbrook Corp.

Charles S. Drew, Jr.               Director  Chairman and President, The
                                   Daniel & Henry Company.

John P. Dubinsky                   Director  President and Chief Executive
                                   Officer, Mark Twain Bancshares, Inc.
                                   (1986-Present); Member of the Executive
                                   Committee, Washington University Medical
                                   Center; Director, Barnes-Jewish Hospital
                                   ; Co-Chariman, Barnes-Jewish Hospital
                                   Foundation; Director and Member of the
                                   Executive Committee, Arts and Education
                                   Council of Greater St. Louis; Trustee,
                                   St. Louis Science Center; Director, BJC
                                   Health System, Inc.; National Trustee,
                                   National Symphony Orchestra, Washington,
                                   D.C.; Director and Vice Chairman,
                                   Regional Housing Alliance; Director,
                                   Mark Twain Kansas City Bank.


Paul A. Koch   Director            President, Creative Management.

David W. Mason Director            President, David Mason & Associates,
                                   Inc.

MVA

     MVA is a wholly-owned subsidiary of Mercantile Bank National Association, which is a wholly-owned banking subsidiary of Mercantile
Bancorporation Inc.    MVA has managed the portfolios of ARCH Funds, Inc.
since its inception in 1982. MBI, a bank holding company registered under the BHC Act, is a financial services company headquartered in St. Louis, Missouri. Through its related banking subsidiaries, MBI provides banking and banking-related services, primarily throughout Missouri, Illinois, Iowa, Arkansas and Kansas. On December 31, 1996, Mercantile had total assets of approximately $19 billion.

     Pursuant to the New Advisory Contract, MVA will succeed Mark Twain as the investment adviser for the Trust Portfolios. MVA is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and effective on or about April 25, 1997, will act as investment adviser to the Arrow Funds. On December 31, 1996, MVA's Investment Management Services, held approximately $7.9 billion of investment assets ($1.9 billion in Balanced Funds, $2.4 billion in Equity Funds and $3.5 billion in Fixed Income Funds) for a wide range of institutional tax-exempt clients, including corporate, public, multi-employer, endowment/foundation portfolios and mutual funds.


     In the event the shareholders approve the New Advisory Contract, three new individuals and one current portfolio manager would be principally responsible for the day-to-day management of the Portfolios. Under the New Advisory Contract, the Arrow Government Money Market Portfolio would be managed by JoAnn Dotson, Senior Associate of MVA. Ms. Dotson is Portfolio Manager in MVA's Fixed Income Division and is presently responsible for the ARCH Money Market Portfolio and ARCH Treasury Money Market Portfolio. She joined MVA in 1987. Ms. Dotson holds a B.A. from Webster University.

     Under the New Advisory Contract, Carl C. Enloe would continue to be responsible for the day-to-day management of the Equity Portfolio. A description of Mr. Enloe's experience may be reviewed above - see
`Information About the Present Adviser and the New Adviser --Mark Twain.''

     David A. Bethke, a Senior Associate with MVA, would be responsible for the day-to-day management of the Fixed Income Portfolio under the New Advisory Contract. Mr. Bethke has been the principal portfolio manager for the ARCH Government & Corporate Bond Portfolio and ARCH U.S. Government Securities Portfolio since their inception in 1988. Mr. Bethke joined MVA in 1987. Mr. Bethke holds a B.A. from the Upper Iowa University and an M.B.A. from University of Iowa. He is a Chartered Financial Analyst.

     Under the New Advisory Contract, the Municipal Income Portfolio would be managed by Peter C. Merzian, who has been principal portfolio manager for ARCH Tax-Exempt Money Market Portfolio, ARCH Missouri Tax-Exempt Bond Portfolio, ARCH Short-Intermediate Municipal Portfolio and ARCH National Municipal Bond Portfolio since 1993. Mr. Merzian joined MVA in 1993 and has over 8 years of investment experience. Prior to joining MVA he was employed at another financial institution for four years, where he was a portfolio manager. Mr. Merzian received a B.S. and M.B.A. from St. Louis University.

     The principal executive officers and directors of MVA are listed in the table below. The business address of each such individual is One Mercantile Center, St. Louis, Missouri 63166.

                                              Other Substantial
                                            Business, Profession,
Name              Position with MBA     Vocation or Employment

John H. Blixen, IIDirector and President     Senior Vice President,
                                        Mercantile Bank National
                                        Association (1979-Present).

Ralph W. Webster, III                   Director and Executive   Formerly,
                                        Vice President, Mercantile
                  Associate             Bank of St. Louis, National
                                        Association (1983-1987).

Gene E. Gillespie Director and Executive     Formerly, Vice President,
                                        Mercantile
                  Associate             Bank of St. Louis, National
                                        Association (1972-1987).

William R. Adams, Jr.                   Director and Chairman    Chairman
                                        and Chief Executive Officer,
                                        Mercantile Bank National
                                        Association (1996-Present);


                                        Chairman and Chief Executive
                                        Officer, Mercantile Trust Company
                                        (1993-Present); Formerly, Chairman
                                        and Chief Executive Officer,
                                        Mercantile Bank of St. Louis,
                                        National Association (1995-1996);
                                        Formerly, Senior Executive Vice
                                        President/CFO, Mercantile
                                        Bancorporation Inc. (1991-1995);
                                        Formerly, Vice President/Partner,
                                        Cresap, McCormick and Paget (1974-
                                        1990).

David C. Higgins  Director              Legal Investigator (1990-Present);
                                        Formerly, Business Representative,
                                        Iron Workers Local Union #392
                                        (1969-1989).

Charles C. Hager, Jr.                   Director  Executive Vice President
                                        and C.O.O., Hager Hinge Company
                                        (1971-Present).
Carroll F. McMahonDirector              President, Loy-Lange Box Company
                                        (1952-Present).

     The following schedule lists the net assets of each of the ARCH portfolios and the contractual advisory fees, current waivers, and actual advisory fees for such portfolios, as of December 31, 1996.

         ASSETS OF ARCH FUNDS, INC. AND ADVISORY FEES PAID TO MVA



TYPE AND        ASSETS AS OF     CONTRACTUALCURRENT FEE     ACTUAL ADVISORY
NAME OF FUND    DECEMBER 31, 1996           ADVISORY FEE    WAIVERS(1)
                      FEE

EQUITY FUNDS
  ARCH Small Cap Equity$   217,405,000       0.75%     0.00%     0.75%
  ARCH International Equity61,193,000        1.00%     0.25%     0.75%
  ARCH Balanced111,683,000        0.75%      0.00%     0.75%
  ARCH Growth & Income372,771,000 0.55%      0.00%     0.55%
           $  763,052,000
FIXED INCOME
  ARCH U.S. Gov't Securities69,755,000       0.45%     0.00%     0.45%
  ARCH Gov't & Corp. Sec161,419,0000.45%     0.00%     0.45%
             $231,174,000
TAX-EXEMPT FUNDS
  ARCH Short-Intermediate28,892,0000.55%     0.55%     0.00%
  ARCH Missouri Tax-Exempt83,419,000         0.45%     0.00%     0.45%
  Bond
  ARCh National Muni Bond309,770,000         0.55%     0.55%     0.00%
             $422,081,000

MONEY MARKET
  ARCH Money Market$831,798,000   0.40%      0.05%     0.35%
  ARCH Treasury Money Mkt.139,089,000        0.40%     0.05%     0.35%
  ARCH Tax-Exempt Money Mkt.121,880,000      0.40%     0.05%     0.35%
           $1,092,767,000
     TOTAL ARCH
     FUNDS, Inc.$2,509,074,000



(1) Each current fee waiver represents a percentage of daily net assets of each Fund calculated at an annualized rate.

     The annual advisory fees which MVA will be entitled to receive for its services to the Portfolios, and which will be payable to MVA following the Merger, provided the New Advisory Contract is approved by the shareholders of the Portfolios, are set forth below in the section entitled "Information About the New Advisory Contract."



INFORMATION ABOUT THE NEW ADVISORY CONTRACT

     The form of the New Advisory Contract is attached to this Proxy Statement as Exhibit B. Under the New Advisory Contract, MVA will manage the Portfolios' investments, provide various administrative services, investment research, advice, management, and supervision of the investments of the Trust, and conduct a continuous program of investment evaluation and appropriate sale or other disposition and reinvestment of the Trust's assets, subject to the supervision of the Trustees and in conformity with the stated investment objectives and policies of each Portfolio.

     Specifically, MVA will furnish reports, statistical and research services and make investment decisions with respect to each Portfolio. Each Portfolio will pay the cost of all of its expenses and liabilities, including expenses and liabilities incurred in connection with maintaining its registration under the Securities Act of 1933, as amended, the 1940


Act, and the securities laws of the states in which its shares are registered or qualified for sale, printing prospectuses as they are updated, share certificates, mailings, brokerage charges, issue and transfer taxes on the sale of Portfolio securities, custodian and stock transfer charges, printing, legal and auditing expenses, and expenses of any shareholder meetings and reports to shareholders. Notwithstanding the foregoing, it is presently anticipated that the Present Administration will continue to provide services to the Trust. The Trust's expenses will continue to include expenses of administrative personnel and services provided to the Trust by the Administrator at an annual rate as described in the prospectuses for the various Portfolios.

     The New Advisory Contract provides that the advisory fees payable to MVA by the Portfolios will be the same as those charged by Mark Twain under the Present Contract. The advisory fees payable under the New Advisory Contract by the Portfolios are equal to a fixed percentage of daily net assets of each Portfolio calculated at an annualized rate, payable on a monthly basis. From time to time, MVA, consistent with Mark Twain's current practice, may waive its fee or reimburse a Portfolio for certain of its expenses in order to reduce the Portfolio's expense ratio. As a result, the Portfolio's return and yield would be higher than it would be if the fees and such expenses had been paid by the Portfolio.

     The following table sets forth the annual advisory fees with respect to each Portfolio under the Present and New Advisory Contracts. In addition, the table indicates the aggregate amount of advisory fees paid by each Portfolio under the Present Contract, net of any advisory fee waiver, during its most recent fiscal year.


              ADVISORY FEES AND EXPENSE LIMITATIONS UNDER THE
                    NEW AND PRESENT ADVISORY CONTRACTS

                NET ASSETS ON    CONTRACTUALCURRENT FEE ACTUAL
PORTFOLIO       SEPTEMBER 30, 1996           ADVISORY FEE   WAIVER(1)
                  ADVISORY FEE

Arrow Equity Portfolio$     55,572,752       0.75%     0.00%     0.75%
Arrow Fixed Income Portfolio28,708,331       0.60%     0.00%     0.60%
Arrow Municipal Income
     Portfolio 14,946,961         0.70%      0.59%     0.11%
Arrow Government
     Money Market Portfolio213,242,398       0.50%     0.00%     0.50%

(1) The current voluntary fee waivers and reimbursement may be modified or terminated by the Adviser at any time in its sole discretion. Similarly, under the New Advisory Contract, MVA would be able to modify or terminate the voluntary fee waivers and reimbursement in its sole discretion.

     For the fiscal year ended September 30, 1996, the Trust paid Mark Twain the following investment advisory fees:

     PORTFOLIO                                   ADVISORY FEES

     Arrow Equity Portfolio          $368,254, of which $13,853 was
     waived.
     Arrow Fixed Income Portfolio    $175,494, of which $3,239 was waived.


     Arrow Municipal Income Portfolio   $119,078, of which $100,366 was
                                     waived.
     Arrow Government Money Market Portfolio      $1,083,949, of which $303
     was waived.

     The terms of the New Advisory Contract are substantially similar in all material respects to the Present Contract with Mark Twain. However, the New Advisory Contract differs from the Present Contract in (i) the identity and ultimate ownership of the investment adviser, and (ii) the effective date which, in the case of the New Advisory Contract, will be the date of the Effective Time of the Merger. As indicated above, it is currently expected that the Effective Time will occur on or about April
25, 1997.

     Similar to the Present Contract, the New Advisory Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of MVA under the New Advisory Contract, MVA and its affiliates shall not be liable to the Trust or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

     If approved by shareholders at this Meeting, the New Advisory Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees.
The continuation of the New Advisory Contract must be approved by a majority vote of the Trustees, including a majority of the Non-Interested Trustees, cast in person at a meeting called for that purpose. MVA will have the right, in any year, to notify the Trust in writing at least 60 days before the New Advisory Contract anniversary date that it does not desire a renewal of the New Advisory Contract. The Trustees, or a majority of the outstanding voting shares of the Trust, may terminate the New Advisory Contract at any time without penalty by giving MVA 60 days' written notice. The New Advisory Contract may not be assigned by MVA and will terminate automatically in the event of an assignment. The New Advisory Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Non-Interested Trustees, and on behalf of a Portfolio by the holders of a majority of the outstanding voting shares of such Portfolio. If the New Advisory Contract is approved by shareholders of one or more Portfolios and the Merger is consummated, the New Advisory Contract will be executed and become effective with respect to such Portfolio(s) on the Effective Date.

SECTION 15(F) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides that in connection with the sale of any interest in an investment adviser (such as Mark Twain) which results in the "assignment" of an investment advisory contract, an investment adviser (such as MVA) of a registered investment company (such as the Trust), or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. The Board of Trustees of the Trust has requested and received assurances from MBI and Bancshares that no "unfair burden" will be imposed on the Trust as a result of the proposed transactions.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Under the New Advisory Contract, decisions regarding each Portfolio will be made by MVA subject to the supervision and control of the Trustees. All Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Subject to review by the Board of Trustees, the adviser makes decisions on and selects brokers or dealers for portfolio transactions. In selecting firms to effect securities transactions, the primary consideration of the Trust is prompt execution at the most favorable price. The Trust will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Trust will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Trust.



     Under the New Advisory Contract, MVA may select brokers and dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services. These services may be furnished either directly to the Trust, to MVA, to advisers who are affiliates of MVA or to accounts advised by those companies. The brokers and dealers who execute portfolio transactions selected for the above reasons may also sell shares of the Trust and certain other affiliated funds. The fact that a broker or dealer may sell shares of the Trust or any other fund is not a criterion that MVA will use in selecting a broker or dealer to execute portfolio transactions on behalf of the Trust.

     MVA, in selecting brokers or dealers to execute portfolio transactions, will exercise reasonable business judgment and determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of the adviser and its affiliated companies with respect to the Trust itself and the other accounts to which they render investment advice. As a practical matter, the benefits inuring to these companies or accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which MVA might otherwise have paid, it would, of course, tend to reduce its expenses. The same is true of services furnished to the Trust and in turn made available by the Trust to MVA, or its affiliates. MVA generally will not lower its fee, however, as a consequence of receiving such services.



     The Trust will not effect brokerage transactions with any broker or dealer affiliated directly or indirectly with MVA, unless such transactions are fair and reasonable, under the circumstances, to the relevant Portfolio's shareholders and comply with the requirements of the 1940 Act. Circumstances that may indicate that such transactions are fair and reasonable include the frequency of such transactions, the selection process, and the commissions payable in connection with such transactions.

     With respect to the portion of any Portfolio invested in municipal securities or United States Government securities, it is anticipated that most purchase and sale transactions will be with the issuer or an underwriter or with major dealers in debt instruments acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

     With respect to any Portfolio investing in domestic and/or foreign equity securities, it is anticipated that most transactions in such securities will occur on domestic and/or foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Trust may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

       With respect to any Portfolio investing in money market instruments, it is anticipated that most transactions in such securities will be made with recognized dealers in such instruments except when a better price (including commission) and execution are available elsewhere.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     Based upon the considerations set forth under "Approval of the New Advisory Contract" above, the Trustees have determined that the New Advisory Contract is in the best interest of each Portfolio and its shareholders. In addition, MVA expects that there will be no diminution in the scope and quality of services provided to the Trust as a result of these transactions. In fact, except as described above, the New Advisory Contract is the same in all material respects as the Present Contract under which the Trust is currently operating and which have been approved previously by the initial shareholders of each respective Portfolio. The Board of Trustees believes that the Portfolios will receive investment management services under the New Advisory Contract at least equivalent to those that they receive under the Present Contract, and at the same fee and expense levels.

     In the event the Merger is not consummated, the Present Contract will continue in accordance with its terms. If the Merger is consummated and if the New Advisory Contract is not approved by the shareholders of any Portfolio, the Present Contract will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to requesting that MVA perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders of that Portfolio.


   THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL
                       OF THE NEW ADVISORY CONTRACT.

       OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at said Meeting, it is the intention that the enclosed Proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

     If at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those Proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.


                       NEXT MEETING OF SHAREHOLDERS

     NO PORTFOLIO IS REQUIRED TO, AND NONE INTEND TO HOLD ANNUAL OR OTHER PERIODIC MEETINGS OF SHAREHOLDERS, EXCEPT AS REQUIRED BY THE 1940 ACT. THE NEXT MEETING OF THE SHAREHOLDERS OF EACH PORTFOLIO WILL BE HELD AT SUCH TIME AS THE BOARD OF TRUSTEES MAY DETERMINE OR AT SUCH TIME AS MAY BE LEGALLY REQUIRED. ANY SHAREHOLDER PROPOSAL INTENDED TO BE PRESENTED AT SUCH MEETING MUST BE RECEIVED BY THE TRUST AT ITS OFFICE A REASONABLE TIME PRIOR TO THE MEETING, AS DETERMINED BY THE BOARD OF TRUSTEES, TO BE INCLUDED IN THE PORTFOLIO'S PROXY STATEMENT AND FORM OF PROXY RELATING TO SUCH MEETING, AND MUST SATISFY ALL OTHER LEGAL REQUIREMENTS. UPON CONSUMMATION OF THE MERGER AND EXECUTION OF THE NEW ADVISORY CONTRACT, THE PRINCIPAL OFFICES OF THE TRUST WILL CONTINUE TO BE LOCATED AT FEDERATED INVESTORS TOWER, PITTSBURGH, PENNSYLVANIA 15222-3779.


       PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN
        SUCH CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.


                              By Order of the Board of Trustees


                              John W. McGonigle
                              Secretary
March 18, 1997



G01449-01
                                                  EXHIBIT A

                           ("PRESENT CONTRACT")

                             MARK TWAIN FUNDS

                       INVESTMENT ADVISORY CONTRACT

     This Contract is made this 1st day of September, 1992, between MARK TWAIN BANK, a state chartered bank having its principal place of business in St. Louis, Missouri (the "Adviser"), and MARK TWAIN FUNDS, a
Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

     WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and


     WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

     3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the


Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

     4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

     7. This contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.


     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

     10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

     12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

     13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

     14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

     16. The parties hereto acknowledge that Mark Twain Bank has reserved the right to grant the non-exclusive use of the name "Mark Twain" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Mark Twain." The name "Mark Twain" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Mark Twain Bank and the Trust.





                                 EXHIBIT A
                                  to the
                       Investment Advisory Contract

                        MARK TWAIN EQUITY PORTFOLIO

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.


     Witness the due execution hereof this 1st day of September, 1992.



Attest:                          Mark Twain Bank



/s/ Michele S. Kopolow             By:/s/ Stanley Miller
     Secretary                   President



Attest:                          Mark Twain Funds



/s/ C. Grant Anderson              By:/s/ J. C. Donahue
     Assistant Secretary         Vice President


                                 EXHIBIT B
                                  to the
                       Investment Advisory Contract

                     MARK TWAIN FIXED INCOME PORTFOLIO

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.



     The advisory fee so accrued shall be paid to Adviser daily.


     Witness the due execution hereof this 1st day of September, 1992.

Attest:                          Mark Twain Bank



/s/ Michele S. Kopolow                  By:/s/ Stanley Miller
     Secretary                          President



Attest:                          Mark Twain Funds



/s/ C. Grant Anderson              By:/s/ J. C. Donahue
     Assistant Secretary                Vice President


                                 EXHIBIT C
                                  to the
                       Investment Advisory Contract

               MARK TWAIN GOVERNMENT MONEY MARKET PORTFOLIO



     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50 of 1% of the average daily net assets of the Funds.

     The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.


     Witness the due execution hereof this 1st day of September, 1992.



Attest:                          Mark Twain Bank



/s/ Michele S. Kopolow                  By:/s/ Stanley Miller
     Secretary                          President



Attest:                          Mark Twain Funds




/s/ C. Grant Anderson              By:/s/ J. C. Donahue
     Assistant Secretary                Vice President



                                 EXHIBIT D
                                  to the
                       Investment Advisory Contract

                   MARK TWAIN MUNICIPAL INCOME PORTFOLIO

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.70 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.70 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.


     Witness the due execution hereof this 1st day of September, 1992.



Attest:                          Mark Twain Bank



/s/ Michele S. Kopolow                  By:/s/ Stanley Miller
     Secretary                          President



Attest:                          Mark Twain Funds



/s/ C. Grant Anderson              By:/s/ J. C. Donahue
     Assistant Secretary                Vice President





                                                  EXHIBIT B
                         ("NEW ADVISORY CONTRACT")

                                ARROW FUNDS

                       INVESTMENT ADVISORY CONTRACT


     This Contract is made this     day of April, 1997, between MISSISSIPPI
                                ---
VALLEY ADVISORS INC., a registered investment adviser having its principal place of business in St. Louis, Missouri (the "Adviser"), and ARROW FUNDS, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

     WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

     WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration


Statements and exhibits as may be on file with the Securities and Exchange Commission.

     3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.



     4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

     7. This contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

     10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

     12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

     13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

     14. This Contract shall be construed in accordance with and governed by the laws of the State of Missouri.


     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.





                                 EXHIBIT A
                                  to the
                       Investment Advisory Contract

                          ARROW EQUITY PORTFOLIO

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 25th day of April, 1997.


Attest:                            Mississippi Valley Advisors Inc.



                                 By:
Name:                              Name:
Its:                             Its:



Attest:                            Arrow Funds



                                 By:
     Gail Cagney                     Charles L. Davis, Jr.
     Assistant Secretary             Vice President




                                 EXHIBIT B
                                  to the
                       Investment Advisory Contract

                       ARROW FIXED INCOME PORTFOLIO

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 25th day of April, 1997.



Attest:                            Mississippi Valley Advisors Inc.



                                 By:
Name:                              Name:
Its:                             Its:



Attest:                            Arrow Funds



                                 By:


     Gail Cagney                     Charles L. Davis, Jr.
     Assistant Secretary             Vice President




                                 EXHIBIT C
                                  to the
                       Investment Advisory Contract

                  ARROW GOVERNMENT MONEY MARKET PORTFOLIO


     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50 of 1% of the average daily net assets of the Funds.

     The portion of the fee based upon the average daily net assets of the Funds shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 25th day of April, 1997.


Attest:                            Mississippi Valley Advisors Inc.



                                 By:
Name:                              Name:
Its:                             Its:



Attest:                            Arrow Funds



                                 By:
     Gail Cagney                     Charles L. Davis, Jr.
     Assistant Secretary             Vice President




                                 EXHIBIT D
                                  to the
                       Investment Advisory Contract

                     ARROW MUNICIPAL INCOME PORTFOLIO

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.70 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.70 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 25th day of April, 1997.



Attest:                            Mississippi Valley Advisors Inc.



                                 By:
Name:                              Name:
Its:                             Its:



Attest:                            Arrow Funds



                                 By:


     Gail Cagney                     Charles L. Davis, Jr.
     Assistant Secretary             Vice President





[LOGO]
                              [Account Number]
                          ARROW EQUITY PORTFOLIO

        Proxy for Special Meeting of Shareholders - April 18, 1997


     The undersigned hereby appoints Gail Cagney, Antoinette D. Brkovich, Patricia F. Conner, Amanda J. Reed and Suzanne W. Land as proxies to vote and act at the Special Meeting of Shareholders of the Arrow Equity Portfolio (the `Portfolio''), a portfolio of Arrow Funds, to be held at the Portfolio's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on April 18, 1997 and at all adjournments thereof, in respect of all Shares of the Portfolio as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Portfolio, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:     Signature(s) should agree with name(s) as printed hereon.  All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------
---------------------------------------------------------------------
            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
ARROW EQUITY PORTFOLIO

APPROVAL OF NEW INVESTMENT ADVISORY CONTRACT
(1)  Proposal to approve a New Investment Advisory
Contract (the `New Advisory Contract'') on behalf of each Portfolio between the Trust and Mississippi Valley
Advisors Inc. (`MVA''), the terms of which are substantially similar to the existing investment advisory contract between the Trust and Mark Twain Bank, subject to and effective upon the consummation of the acquisition of Mark Twain Bancshares, Inc. by
Mercantile Bancorporation Inc.  FOR     AGAINST    ABSTAIN
(2)  Transaction of such other business as         FOR AGAINST   ABSTAIN
may properly come before the meeting or
                                        ---             ---       ---
any adjournment thereof.


x                   x                        x
 ----=============== ----------------         ------------------------
Signature (Sign here exactly as name(s) appear above.) Signature (Joint
Owners)        Date




[LOGO]
                           [Account Number]
                       ARROW FIXED INCOME PORTFOLIO

        Proxy for Special Meeting of Shareholders - April 18, 1997


     The undersigned hereby appoints Gail Cagney, Antoinette D. Brkovich, Patricia F. Conner, Amanda J. Reed and Suzanne W. Land as proxies to vote and act at the Special Meeting of Shareholders of the Arrow Fixed Income Portfolio (the `Portfolio''), a portfolio of Arrow Funds, to be held at the Portfolio's principal office, Federated Investors Tower, 19th Floor,


1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on April 18, 1997 and at all adjournments thereof, in respect of all Shares of the Portfolio as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Portfolio, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:     Signature(s) should agree with name(s) as printed hereon.  All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------
---------------------------------------------------------------------
            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


ARROW FIXED INCOME PORTFOLIO

APPROVAL OF NEW INVESTMENT ADVISORY CONTRACT
(1)  Proposal to approve a New Investment Advisory
Contract (the `New Advisory Contract'') on behalf of
each Portfolio between the Trust and Mississippi Valley
Advisors Inc. (`MVA''), the terms of which are substantially similar to the existing investment advisory contract
between the Trust and Mark Twain Bank, subject to
and effective upon the consummation of the
acquisition of Mark Twain Bancshares, Inc. by
Mercantile Bancorporation Inc.  FOR     AGAINST    ABSTAIN
(2)  Transaction of such other business as         FOR AGAINST   ABSTAIN
may properly come before the meeting or
                                        ---             ---       ---
any adjournment thereof.

x                   x                        x
 ----=============== ----------------         ------------------------
Signature (Sign here exactly as name(s) appear above.) Signature (Joint
Owners)        Date




[LOGO]
                           [Account Number]
                     ARROW MUNICIPAL INCOME PORTFOLIO



        Proxy for Special Meeting of Shareholders - April 18, 1997


     The undersigned hereby appoints Gail Cagney, Antoinette D. Brkovich, Patricia F. Conner, Amanda J. Reed and Suzanne W. Land as proxies to vote and act at the Special Meeting of Shareholders of the Arrow Municipal Income Portfolio (the `Portfolio''), a portfolio of Arrow Funds, to be held at the Portfolio's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on April 18, 1997 and at all adjournments thereof, in respect of all Shares of the Portfolio as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Portfolio, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.


NOTE:     Signature(s) should agree with name(s) as printed hereon.  All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------
---------------------------------------------------------------------
            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
ARROW MUNICIPAL INCOME PORTFOLIO

APPROVAL OF NEW INVESTMENT ADVISORY CONTRACT
(1)  Proposal to approve a New Investment Advisory
Contract (the `New Advisory Contract'') on behalf of
each Portfolio between the Trust and Mississippi Valley
Advisors Inc. (`MVA''), the terms of which are substantially similar to the existing investment advisory contract
between the Trust and Mark Twain Bank, subject to
and effective upon the consummation of the
acquisition of Mark Twain Bancshares, Inc. by
Mercantile Bancorporation Inc.  FOR     AGAINST    ABSTAIN
(2)  Transaction of such other business as         FOR AGAINST   ABSTAIN
may properly come before the meeting or
                                        ---             ---       ---
any adjournment thereof.


x                   x                        x
 ----=============== ----------------         ------------------------
Signature (Sign here exactly as name(s) appear above.) Signature (Joint
Owners)        Date


[LOGO]
                           [Account Number]
                  ARROW GOVERNMENT MONEY MARKET PORTFOLIO

        Proxy for Special Meeting of Shareholders - April 18, 1997


     The undersigned hereby appoints Gail Cagney, Antoinette D. Brkovich, Patricia F. Conner, Amanda J. Reed and Suzanne W. Land as proxies to vote and act at the Special Meeting of Shareholders of the Arrow Government Money Market Portfolio (the `Portfolio''), a portfolio of Arrow Funds, to be held at the Portfolio's principal office, Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 2:00 p.m. on April 18, 1997 and at all adjournments thereof, in respect of all Shares of the Portfolio as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Portfolio, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

Please sign and return.

The proxies are hereby instructed to vote as specified.

NOTE:     Signature(s) should agree with name(s) as printed hereon.  All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. Please sign and return promptly in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------
---------------------------------------------------------------------
            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
ARROW GOVERNMENT MONEY MARKET PORTFOLIO

APPROVAL OF NEW INVESTMENT ADVISORY CONTRACT
(1)  Proposal to approve a New Investment Advisory
Contract (the `New Advisory Contract'') on behalf of each Portfolio between the Trust and Mississippi Valley
Advisors Inc. (`MVA''), the terms of which are substantially similar to the existing investment advisory contract between the Trust and Mark Twain Bank, subject to and effective upon the consummation of the acquisition of Mark Twain Bancshares, Inc. by


Mercantile Bancorporation Inc.  FOR     AGAINST    ABSTAIN
(2)  Transaction of such other business as         FOR AGAINST   ABSTAIN
may properly come before the meeting or
                                        ---             ---       ---
any adjournment thereof.



x                   x                        x
 ----=============== ----------------         ------------------------
Signature (Sign here exactly as name(s) appear above.) Signature (Joint Owners)

Date